AXS Multi-Strategy Alternatives Fund

Investor Class Shares –KCMTX

Class I Shares – KCMIX

AXS Sustainable Income Fund

Class A Shares – AXSMX

Class I Shares – AXSKX

Each a series of Investment Managers Series Trust II (the “Trust”)

Supplement dated March 18, 2024 to the Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”), each dated January 31, 2024.

The Board of Trustees of the Trust has approved a Plan of Liquidation for each of the AXS Multi-Strategy Alternatives Fund and the AXS Sustainable Income Fund (each a “Fund”, together, the “Funds”). Each Plan of Liquidation authorizes the termination, liquidation and dissolution of the respective Fund. In order to perform such liquidation, effective immediately, each Fund is closed to all new investment.

Each Fund will be liquidated on or about April 26, 2024 (the “Liquidation Date”), and shareholders may redeem their shares until the Liquidation Date. Redemptions made on or after the date of this Supplement will not be subject to any redemption fee that would otherwise be applicable. On or promptly after the Liquidation Date, each Fund will make a liquidating distribution to its remaining shareholders equal to each shareholder’s proportionate interest in the net assets of the respective Fund, in complete redemption and cancellation of the respective Fund’s shares held by the shareholder, and each Fund will be dissolved. Any liquidation proceeds paid to a shareholder should generally be treated as received in exchange for shares and will therefore generally give rise to a capital gain or loss depending on the shareholder’s tax basis. Shareholders (including but not limited to shareholders holding shares through tax-deferred accounts) should contact their tax advisers to discuss the income tax consequences of the liquidation. Under certain circumstances, liquidation proceeds may be subject to withholding taxes.

In anticipation of the liquidation of each Fund, AXS Investments LLC, each Fund’s advisor, and Green Alpha Advisors, LLC and Uniplan Investment Counsel, Inc., sub-advisors to the AXS Sustainable Income Fund, may manage the respective Fund in a manner intended to facilitate its orderly liquidation, such as by raising cash or making investments in other highly liquid assets. As a result, during this time, all or a portion of each Fund may not be invested in a manner consistent with its stated investment strategies, which may prevent the Fund from achieving its investment objective.

Please contact the Funds at 1-833-297-2587 if you have any questions or need assistance.

Please file this Supplement with your records.